SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

________________________________________________________________________________
        Date of Report (Date of earliest event reported): August 21, 2001
                                                         (August 21, 2001)
________________________________________________________________________________
                              TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


              0-10592                               14-1630287
       ______________________            ________________________________
      (Commission File Number)           (IRS Employer Identification No.)

  ____________________________________________________________________________
                  5 Sarnowski Drive, Glenville, New York 12302
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311





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TRUSTCO BANK CORP NY


ITEM 5.        OTHER EVENTS

               A press release was issued on August 21, 2001, declaring a quarterly cash dividend of $0.15 per share, payable October 1, 2001, to the shareholders of record at the close of business on September 7, 2001. The Company also announced that its Board of Directors approved a 15% stock split. The additional shares are to be distributed on November 13, 2001 to shareholders of record on October 19, 2001. Attached is the press release labeled as exhibit 99(a).




ITEM 7            (c) Exhibits


                  REG S-K EXHIBIT NO.     DESCRIPTION
                  ___________________     ___________
                          99(a)           Press release dated August 21, 2001,
                                          declaring a quarterly  cash dividend
                                          of $0.15 per  share,  payable  October
                                          1, 2001,  to the  shareholders  of
                                          record at the close of business on
                                          September  7, 2001.  The Company  also
                                          announced  that its Board of Directors
                                          approved a 15% stock  split.  The
                                          additional   shares  are  to  be
                                          distributed  on  November  13,  2001
                                          to shareholders of record on October
                                          19, 2001.








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 21, 2001


                                                   TrustCo Bank Corp NY
                                                   (Registrant)

                                                   By:/s/ Robert T. Cushing
                                                     __________________________
                                                      Robert T. Cushing
                                                      Vice President and
                                                      Chief Financial Officer








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                                 EXHIBITS INDEX


The following exhibits are filed herewith:


REG S-K EXHIBIT NO.     DESCRIPTION                                     PAGE
___________________     ______________________________                  ____
         99(a)          Press release dated August 21,                   5
                        2001,   declaring a quarterly cash
                        dividend of $0.15 per share, payable
                        October 1, 2001, to the shareholders
                        of record at the close of business on
                        September 7, 2001.  The Company
                        also announced that its Board of
                        Directors approved a 15% stock split.
                        The additional shares are to be distributed on November 13, 2001 to shareholders of record on October 19, 2001.








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                                                                   Exhibit 99(a)

TRUSTCO
Bank Corp NY                                                        News Release
________________________________________________________________________________
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311   Fax: (518) 381-3668

Subsidiaries:  Trustco Bank                                        NASDAQ - TRST
               Trustco Savings

               John L. Pritchard
               Administrative Vice President
               518-381-3629

                 TRUSTCO DECLARES CASH DIVIDEND AND STOCK SPLIT

FOR IMMEDIATE RELEASE:  Glenville, New York - August 21, 2001

     On August 21, 2001 the Board of Directors of TrustCo Bank Corp NY (the "Company") declared a quarterly cash dividend of $0.15 per share, payable October 1, 2001, to shareholders of record at the close of business on September 7, 2001.

     The Company also announced that its Board of Directors approved a 15% stock split. The additional shares will to be distributed on November 13, 2001, to shareholders of record at the close business on October 19, 2001. The Board of Directors also expressed its intent to maintain the $0.60 annual cash dividend per share.

     TrustCo Bank Corp NY is a two-bank holding company headquartered in Glenville, New York. The Company"s principal subsidiaries, Trustco Bank, National Association and Trustco Savings Bank, operate 57 community banking offices offering 38 drive-up windows and 50 Automatic Teller Machines throughout their market area. The Company services 10 counties with a broad range of community banking services.

     Except for the historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements." Those "forward-looking statements" may involve risk and uncertainties, including statements concerning future events or performance and assumptions and other statements that are other than statements of historical facts. TrustCo wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Readers are advised that various risk factors, including, but not limited to: (1) credit risk, (2) interest rate risk, (3) competition, (4) changes in the regulatory environment, and (5) changes in general business and economic trends, could cause the actual results or circumstances for future periods to differ materially from those anticipated or projected.



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     TrustCo does not undertake,  and  specifically  disclaims any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of unanticipated events or circumstances after the date of such statement.

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